September 18, 2008 September 18, 2008 2008 Calyon Airline Conference 2008 Calyon Airline Conference Exhibit 99.1

Certain of the statements contained herein should be considered “forward-looking statements,” including within the meaning of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may”, “will”, “expect,”
“intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan, “ “guidance,” “outlook,” “could, “ “should,” “continue” and similar terms used in connection with statements regarding the outlook of AirTran Holdings, Inc., (the
“Company”
or
“AirTran”).
Such statements
include, but are not limited to, statements about the Company’s: expected financial performance and operations, expected fuel costs, the revenue and pricing environment, future financing plans and needs, overall economic condition and its business plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: the
Company’s ability to grow new and existing markets, the Company’s ability to maintain or expand cost advantages in comparison to various competitors, the impact of high fuel costs; significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices;
the Company’s ability to attract and retain qualified personnel; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the U.S. military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; adequacy of insurance coverage; reliance on automated systems and the potential impact of any failure or disruption of these systems; the potential impact of future significant operating losses; the Company’s ability to obtain and maintain commercially reasonable terms with vendors and service providers and its reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in-court or out-of-court restructuring by major airlines and industry consolidation; interruptions or disruptions in service at one or more of the Company’s hub or focus airports;
weather conditions; the impact of fleet concentration and changes in fleet mix; the impact of increased maintenance costs as aircraft age and/or utilization increases; the Company’s ability to maintain adequate liquidity; the Company’s ability to maintain contracts that are critical to its operations; the Company’s fixed obligations and its ability to obtain and maintain financing for operations, aircraft financing and other purposes; changes in prevailing interest rates; the Company’s ability to operate pursuant to the terms of any financing facilities (particularly the financial covenants) and to maintain compliance with credit card agreements; the Company’s ability to attract and retain customers; the cyclical nature of the airline industry; economic conditions; risks associated with actual or potential acquisitions or other business transactions including the Company’s ability to achieve any synergies anticipated as a result of such transactions and to achieve any such synergies in a timely manner, and other risks and uncertainties listed from time to time in the Company’s reports to the Securities and
Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. Except as may be required by applicable law, AirTran assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled
“Risk
Factors”
in the Company’s Annual Report on Form 10-K for the period ended December 31, 2007, which is available at www.sec.gov and at
www.AirTran.com.
Safe Harbor

3 How has AirTran been impacted in 2008? Is a dramatic change in AirTran’s strategy needed to adapt? How are recent changes impacting our revenue? Where do we see opportunities? Today’s Discussion

Challenges emerged on multiple fronts
— Cost:  Unprecedented rise in fuel
— Cash:  Financial crisis in credit markets
— Revenue:  Slowing domestic economy
AirTran’s challenge was magnified by industry leading
capacity growth
2008 Has Been A Difficult Year For All Airlines
-6%
-5%
-4%
-4%
-2%
-1%
3%
5%
7%
10%
-8% -3% 2% 7% 12%
United
Delta
American
US Airways
Northwest
Continental
JetBlue
Southwest
Frontier
AirTran
Domestic Capacity Growth 1H08
* Source:  Schedule from APG

Industry Profits / (Losses)
-13
-12
-6
-7
-6
3
-4
1
($15)
($10)
($5)
$0
$5
2001 2002 2003 2004 2005 2006 2007 1H08
Large Industry Losses In 2008
(Billions)
Industry losses during first six months of 2008 amount to
the total profits earned in the last two years
* Source:  Air Transport Association

Problem doesn’t need to get any bigger
— We need to slow growth and limit exposure to fuel volatility
Maintaining low cost advantage is critical
— All carriers will face unit cost increases from capacity cuts
— While AirTran’s costs will also rise, capacity cuts will support unit revenue increases
Credit tightening and rising fuel prices called for more capital
Unit revenues must rise to withstand high energy costs and
other economic uncertainties
Keys To Repositioning The Company

Reduced growth
—
Deferred 22 aircraft
—
Agreements to sell / return 11 aircraft
—
Supports increasing unit revenues
Reduced costs
—
Closed three cities
—
Cut non-aircraft CAPEX by 50%
—
1H08 non-fuel CASM down 0.3%
Raised cash
—
$135MM equity / convertible debt
—
$150MM letter of credit
—
Monetize aircraft equity through sales
AirTran Responded Quickly And Decisively

Limit fuel exposure
— Active and discipline hedging program
Increase revenues
— Significant changes in ancillary revenues
— Multiple fare increases
Now being supported by capacity reductions
AirTran Responded Quickly And Decisively

105
127
137
135-140 135-140
0
40
80
120
160
200
2005 2006 2007 2008 2009
(Aircraft)
ASM
Growth
28%
24%
20%
5 - 6%
(3) - (7)%
717s 737s
Previous Plan:          147                     161
Currently 139 Aircraft:  86 717s / 53 737s
Quick And Decisive Plan:  Reduce Growth

Fuel conservation program
— Single engine taxi
— Reduced APU usage
— Blended winglets on all 737 aircraft
Reducing non-aircraft capital expenditures 50%
— Non-aircraft CAPEX reduced from $25-30MM to $12-15MM
Reducing operating costs
— Closing three cities
— Flat non-fuel unit cost for 2008
Quick And Decisive Plan:  Reduce Costs

11 April: $135MM in equity and debt offering July: $150MM Letter of Credit Ongoing: Aircraft sales Quick And Decisive Plan: Raise Cash

1%
18%
10%
15%
Dec07
21%
56%
51%
72%
Jun08
Hedge %
29%
64%
74%
82%
Current
$83
$84
$92
$93
$80
$88
$89
$95
$95
$90
Crude Price
2009
2008
Q408
Q308
Period
$89
$96
$99
$100
$100
$98
$103
$105
$106
$110
$125 $115 $107
$126 $119 $111
$122 $116 $110
$125 $120 $112
$140 $130 $120
Example: If crude was $110 in Q408, our cost would be the
equivalent of $105 per barrel on 74% of our fuel
Quick And Decisive Plan:  Limit Fuel Exposure

Numerous fare increases
—
Multiple fare increases since Sep 2007
—
Fuel surcharge implemented in Nov 2007 and increased in Jan and Apr 2008
Ancillary fees have also increased
—
Seat assignment fees
—
Change / cancel fees
—
Call center fees
—
Second bag fee
—
Purchase / exchange / transfer frequent flyer credits
Quick And Decisive Plan:  Increase Revenues

Youngest all-Boeing fleet in America
—
139 Airplanes – 86 717s / 53 737s
Unique, high quality product
Industry leading non-fuel costs
Growing ancillary revenues
Demonstrated ability to manage through challenges and
capitalize on opportunities
Fundamentals Remain Strong

Strong Fundamentals:  Unique Product
Business Class on every flight
— Only major U.S. airline with Business Class on
every flight
Assigned seating
Over 150 channels of free digital XM Radio
Oversized luggage bins
Friendly Crew Members
Broad distribution
— AirTran.com
— Reservations
— Travel agencies

AirTran
SOUTHWEST AIRLINES
FRONTIER
jetBlue
nwa
DELTA
US AIRWAYS
Continental Airlines
AA
UNITED

(Cents)
While legacy costs are down, gap remains large
* Excludes fuel and special items
Industry Cost Comparison
Non-Fuel Unit Costs at 734 Miles for 1H08
Strong Fundamentals:  Low Cost Structure
5
6
7
8
9
10
11
TM

AIRLINE QUALITY RATING
#1
2008
www.AQR.aero

AirTran

AirTran
JetBlue
Southwest
Northwest
Frontier
Continental
Alaska
United
American
Delta
JetBlue
Alaska
Southwest
America West
US Airways
Northwest
Continental
AirTran
United
ATA
JetBlue
AirTran
Independence
Southwest
United
America West
Northwest
Continental
Alaska
American
JetBlue
AirTran
Frontier
Northwest
Southwest
Continental
United
Alaska
American
ATA
JetBlue
AirTran
Southwest
United
Alaska
America West
Northwest
American
Continental
ATA
Notes: (1) Source: Wichita State University / University of Nebraska, Omaha.
(2) Based on DOT reports for on-time performance, denied boardings, mishandled baggage, and customer complaints
(3) AirTran not ranked prior to 2003
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
Strong Fundamentals:  #1 In Quality
Airline Quality Rating for Major Carriers
2005 2004 2003 2006 2007

225 departures in December 2008
Strong Fundamentals:  World’s Largest LCC Hub
0 100 200 300 400 500 600 700 800 900 1,000
AAI - Atlanta (2000)
UAUA - San Francisco
LCC - Philadelphia
LUV - Baltimore
JBLU - New York
LUV - Phoenix
LCC - Phoenix
UAUA - Denver
AMR - Chicago
LUV - Chicago
CAL - Newark
NWA - Detroit
NWA - Minneapolis
AMR - Miami
LUV - Las Vegas
AAI - Atlanta
LCC - Charlotte
UAUA - Chicago
CAL - Houston
AMR - Dallas
DAL - Atlanta
Mainline Departures Regional Departures

Portland Portland
Boston Boston
Dallas/Ft. Worth Dallas/Ft. Worth
Ft. Lauderdale Ft. Lauderdale
San Juan San Juan
Las Vegas Las Vegas
Denver Denver
San Francisco San Francisco
Strong Fundamentals:  Successful Diversification
Minneapolis Minneapolis
Burlington Burlington
San Antonio San Antonio
Akron/ Akron/
Canton Canton
Flint Flint
Kansas City Kansas City
Jacksonville Jacksonville
West Palm Beach West Palm Beach
Miami Miami
Seattle Seattle
December 2008 – Atlanta
Wichita Wichita
Bloomington Bloomington
St Louis St Louis
Memphis Memphis
Moline Moline
Indianapolis Indianapolis
Milwaukee Milwaukee
Detroit Detroit
Chicago Chicago
Columbus Columbus
Dayton Dayton
Buffalo Buffalo
Rochester Rochester
White Plains White Plains
New York City (LGA) New York City (LGA)
Richmond Richmond
Washington, D.C. (IAD) Washington, D.C. (IAD)
Newport News Newport News
Raleigh/Durham
Raleigh/Durham
/Durham
Durham
Charlotte Charlotte
Charleston Charleston
Orlando Orlando
Sarasota Sarasota
Ft. Myers Ft. Myers
Tampa Tampa
Pensacola Pensacola
New Orleans New Orleans
Atlanta Atlanta
Gulfport/Biloxi Gulfport/Biloxi
Houston Houston
Phoenix Phoenix
Los Angeles Los Angeles
Pittsburgh Pittsburgh
Harrisburg Harrisburg
Washington, D.C. (DCA) Washington, D.C. (DCA)
Baltimore Baltimore
Philadelphia Philadelphia
Newark Newark
San Diego San Diego

Portland Portland
Boston Boston
Dallas/Ft. Worth Dallas/Ft. Worth
San Juan San Juan
Houston Houston
Las Vegas Las Vegas
Denver Denver
San Francisco San Francisco
Strong Fundamentals:  Successful Diversification
Minneapolis Minneapolis
Burlington Burlington
San Antonio San Antonio
Columbus Columbus
Rochester Rochester
Richmond Richmond
Akron/ Akron/
Canton Canton
Detroit Detroit
Flint Flint
Milwaukee Milwaukee
Moline Moline
Bloomington Bloomington
Indianapolis Indianapolis
St Louis St Louis
Kansas City Kansas City
Wichita Wichita
Memphis Memphis
Gulfport/Biloxi Gulfport/Biloxi
New Orleans New Orleans
Pensacola Pensacola
Tampa Tampa
Ft. Myers Ft. Myers
Sarasota Sarasota
Atlanta Atlanta
Los Angeles Los Angeles
Phoenix Phoenix
Seattle Seattle
Pittsburgh Pittsburgh
Dayton Dayton
Chicago Chicago
Buffalo Buffalo
Harrisburg Harrisburg
Raleigh/Durham
Raleigh/Durham
/Durham
Durham
Charlotte Charlotte
Charleston Charleston
Jacksonville Jacksonville
Miami Miami
Ft. Lauderdale Ft. Lauderdale
West Palm Beach West Palm Beach
Orlando Orlando
White Plains White Plains
New York City (LGA) New York City (LGA)
Newark Newark
Philadelphia Philadelphia
Baltimore Baltimore
Washington, D.C. (DCA) Washington, D.C. (DCA)
Washington, D.C. (IAD) Washington, D.C. (IAD)
Newport News Newport News
December 2008 – Baltimore
San Diego San Diego

Portland Portland
Boston Boston
Dallas/Ft. Worth Dallas/Ft. Worth
Las Vegas Las Vegas
Denver Denver
San Francisco San Francisco
Strong Fundamentals:  Successful Diversification
Minneapolis Minneapolis
Burlington Burlington
San Antonio San Antonio
Flint Flint
Seattle Seattle
December 2008 – Florida
New Orleans New Orleans
Houston Houston
Los Angeles Los Angeles
Rochester Rochester
Dayton Dayton
Columbus Columbus
Gulfport/Biloxi Gulfport/Biloxi
Milwaukee Milwaukee
Harrisburg Harrisburg
Buffalo Buffalo
Chicago Chicago
Detroit Detroit
Akron/ Akron/
Canton Canton
Pittsburgh Pittsburgh
Richmond Richmond
White Plains White Plains
New York City (LGA) New York City (LGA)
Newark Newark
Philadelphia Philadelphia
Baltimore Baltimore
Washington, D.C. (DCA) Washington, D.C. (DCA)
Washington, D.C. (IAD) Washington, D.C. (IAD)
Newport News Newport News
Charlotte Charlotte
Raleigh/Durham
Raleigh/Durham
/Durham
Durham
Atlanta Atlanta
Charleston Charleston
Jacksonville Jacksonville
Pensacola Pensacola
Orlando Orlando
Tampa Tampa
Sarasota Sarasota
Ft. Myers Ft. Myers
Miami Miami
San Juan San Juan
Ft. Lauderdale Ft. Lauderdale
West Palm Beach West Palm Beach
Memphis Memphis
St Louis St Louis
Bloomington Bloomington
Indianapolis Indianapolis
Kansas City Kansas City
Wichita Wichita
Moline Moline
Phoenix Phoenix
San Diego San Diego

Portland Portland
Boston Boston
Dallas/Ft. Worth Dallas/Ft. Worth
Las Vegas Las Vegas
Denver Denver
San Francisco San Francisco
Strong Fundamentals:  Successful Diversification
Minneapolis Minneapolis
Burlington Burlington
San Antonio San Antonio
Flint Flint
Seattle Seattle
December 2008 – Full Network
New Orleans New Orleans
Houston Houston
Los Angeles Los Angeles
Rochester Rochester
Dayton Dayton
Columbus Columbus
Gulfport/Biloxi Gulfport/Biloxi
Milwaukee Milwaukee
Chicago Chicago
Detroit Detroit
Akron/ Akron/
Canton Canton
Pittsburgh Pittsburgh
Richmond Richmond
White Plains White Plains
New York City (LGA) New York City (LGA)
Newark Newark
Philadelphia Philadelphia
Baltimore Baltimore
Washington, D.C. (DCA) Washington, D.C. (DCA)
Washington, D.C. (IAD) Washington, D.C. (IAD)
Newport News Newport News
Charlotte Charlotte
Raleigh/Durham
Raleigh/Durham
/Durham
Durham
Atlanta Atlanta
Charleston Charleston
Jacksonville Jacksonville
Pensacola Pensacola
Orlando Orlando
Tampa Tampa
Sarasota Sarasota
Ft. Myers Ft. Myers
Miami Miami
San Juan San Juan
Ft. Lauderdale Ft. Lauderdale
West Palm Beach West Palm Beach
Memphis Memphis
St Louis St Louis
Bloomington Bloomington
Indianapolis Indianapolis
Kansas City Kansas City
Wichita Wichita
Moline Moline
Phoenix Phoenix
Harrisburg Harrisburg
Buffalo Buffalo
San Diego San Diego

Competitors have also announced mainline domestic
capacity reductions
— United capacity will be down 15-16% in Q408
— American capacity will be down 11-12% in Q408
— Continental capacity will be down 10% in Q408
— US Airways capacity will be down 6-8% in Q408
Opportunities:  Domestic Capacity Is Shrinking

Salt Salt Lake Lake City City - - DAL DAL
Las Las Vegas Vegas - - LCC LCC
Legacy Hub Redundancies
Opportunities:  Redundant Legacy Capacity Remains
San San Francisco Francisco - - UAUA UAUA
Los Los Angeles Angeles - - UAUA UAUA
Chicago Chicago - - AMR AMR
Denver Denver - - UAUA UAUA
Detroit Detroit - - NWA NWA
Chicago Chicago - - UAUA UAUA
Minneapolis Minneapolis - - NWA NWA
Cincinnati Cincinnati - - DAL DAL
Milwaukee Milwaukee - - NWA NWA
Indianapolis Indianapolis - - NWA NWA
St. St. Louis Louis - - AMR AMR
Houston Houston - - CAL CAL
Dallas Dallas - - AMR AMR
Miami Miami - - AMR AMR
Atlanta Atlanta - - DAL DAL
Newark Newark - - CAL CAL
Philadelphia Philadelphia - - LCC LCC
NYC NYC (JFK) (JFK) - - DAL DAL
Washington, Washington, DC DC (IAD) (IAD) - - UAUA UAUA
Memphis Memphis - - NWA NWA
Cleveland Cleveland - - CAL CAL
Baltimore Baltimore - - AAI AAI
Atlanta Atlanta - - AAI AAI
Orlando Orlando - - AAI AAI
Charlotte Charlotte - - LCC LCC
Phoenix Phoenix - - LCC LCC

2000 1999
•
Under new
management AirTran
restores profitability
in 1999
•
Emerged stronger from
9/11 by lowering costs and
capitalizing on legacy
domestic retrenching
•
Increased cash balance to
$100MM from low of $10MM
in 1999
•
Successfully recapitalized
the Company with $230MM
in debt maturities due 2Q01
•
Transformed business to become
highly regarded low-cost airline
•
Expanded network into Baltimore
and Florida
•
Remained profitable post 9/11
•
Continued to lower non-fuel unit costs to the
best in industry
•
Continued to increase revenues
•
Capitalized on continued legacy domestic
restructuring and expanded network into the
West
•
Proactive response to increase in fuel from $75 to
$120 per barrel
•
Focused on reducing capacity growth, increasing
unit revenues, continuing to lower non-fuel costs,
limiting fuel exposure, and successfully raising
capital
•
Low costs will allow us to further capitalize on
capacity reductions
2002 2004 2006 2001 2003 2005 2007 2008
•
Completed re-fleeting to
all 717 fleet
•
Negotiated 737 deal at
market bottom
Opportunities:  Demonstrated Record Of Adapting

26 2008 has been a difficult year AirTran has moved quickly and decisively Fundamentals remain strong Positioning the company to return to profitability and capitalize on opportunities Summary